UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Duluth Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Shareholder Meeting Notice ( 1234 5678 9012 345 ) Important Notice Regarding the Availability of Proxy Materials for the Duluth Holdings Inc. Shareholder Meeting to be Held on May 26, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement and Annual Report to shareholders are available at: www.envisionreports.com/DLTH www.envisionreports.com/DLTH Easy Online Access - View your proxy materials and vote. Step 1: Go to www.envisionreports.com/DLTH Step 2: Click on cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requestinCJ a copy. Please make your request as instructed on the reverse side on or before May 16, 2022 to facilitate timely delivery.

Shareholder Meeting Notice Duluth HoldinCJS Inc.’s Annual MeetinCJ of Shareholders will be held on May 26, 2022 at the headquarters of Duluth Holdings Inc., 201 East Front street, Mount Horeb, WI, 53512 at 8:30 a.m., central nme. Proposals to be voted on at the meetiiiiJ are listed below aloiiiJ with the llolrd of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal z: 1. Election of Directors: 01 -Stephen L. Schlecht 02- Francesca M. Edwardson 03 - David C. Finch 04 - Thomas G. Folliard 05 - Brett L. Paschke 06 - Samuel M. Sato 07- Scott K. Williams 2. The ratification of selection of KPMG LLP as the independent registered public accountants for Duluth Holdings Inc. for the year ending January 29, 2023. PLEASE NOTE -YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meetinQ, please brinQ this notice with you. For information on how to obtain directions to be able to attend the meetlnQ and vote In person, please call 608-424-1544. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. - Internet- Go to www.envlslonreports.com/DLTH. Click Cast Your Vote or Request Materials. - Phone- Call us free of charge at 1-866-641-4276. - Email- Send an email to investorvote@computershare.com with “Proxy Materials Duluth Holdings Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 16, 2022.